Exhibit 99
Conference Call — September 2008 José Rafael Fernández Vice Chairman, President and Chief Executive Officer Norberto González Executive Vice President and Chief Financial Officer Julio Micheo Senior Executive Vice President, Chief Investment Officer and Treasurer

By accepting delivery of this presentation, Confidentiality and Recipient’s Undertakings The information contained in this presentation is confidential and proprietary to OFG. the intended recipient is deemed to have acknowledged and agreed to the following: · of the merits all to and by the whether of any discussed analysis and deciding or an of released than furnished purpose be other information the part, for in purpose or Company. or solely the whole other documents to in any recipient for and other returned the whether made, any by not, be recipient; promptly used will be be and intended presentation, will will information Company; its this thereto such by the confidence presentation of of relating strict Company Company, this in the notes in the kept of investigation reproductions in and be contained further will any request thereof a will investment with nor written information presentation eventual the the proceed this recipient, an upon reproductions · •

Forward-Looking Statements This presentation may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The future results of the Company could be affected by subsequent events and could differ materially from those expressed in forward-looking statements. If future events and actual performance differ from the Company’s assumptions, the actual results could vary significantly from the performance projected in the forward-looking statements. The Company wishes to caution readers and/or listeners not to place undue reliance on any such forward-looking statements, which speak only as of the date made and are based on management’s current expectations, and to advise readers that various factors, including regional and national economic conditions, substantial changes in levels of market interest rates, credit and other risks of lending and investment activities, competitive, and regulatory factors, legislative changes and accounting pronouncements, could affect the Company’s financial performance and could cause the Company’s actual results for future periods to differ materially from those anticipated or projected. The Company does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.

Investment Thesis business model Focus on wealth management and small business banking Enables customer retention Drives revenue diversification Result of conservative lending practices Strong level of reserve coverage based on portfolio risk profile New management in Treasury function with long-term experience New ALCO / Treasury strategy Reduced interest rate risk Isolated and discernable pockets of risk Seasoned, conservative leadership throughout senior ranks One of the only local banks in a position to focus on small, profitable transactions Excellent opportunity to benefit from local market disruption by taking market share Very attractive value based on near-term growth potential Advisory-based, “niche” Relatively strong credit outlook Cautious and calculated investment focus Optimal platform for capitalizing on Puerto Rican market turmoil Attractive entry valuation and strong growth trajectory

Background and Strategy · Rico on Puerto focused in bank business increasingly public in largest year branches, Juan 7th th · 23 San · Strategy Decided not to be an aggressive lender Restructured investment portfolio and related funding to improve net interest margin Strengthened management team — Done Strengthened distribution network - Making progress Strengthened product offering — Making progress Several years ago saw potential credit-economic problems in Puerto Rico — Supplemented lower level of loan originations with the purchase of investments securities with a favorable spread — Focused on building our franchise and improving operating efficiencies — - -

Seasoned Leadership Throughout Senior Ranks 1991 2003 2006 2007 2004 Instrumental in building OFG’s financial services business Former EVP Risk Management of BBVA in PR Former EVP Treasurer of Doral Financial Corporation Former head of Citibank’s consumer mortgage operations in PR Former director of consulting for Gartner José Rafael Fernández Norberto González Julio Micheo Lidio Soriano Ganesh Kumar President & CEO CFO Chief Investment Officer and Treasurer (Head of Institutional businesses) EVP of Mortgage, Banking and Financial Services (Head of Retail Financial Services) EVP Strategic Planning and Operations

Improved Operating Results (1) Securities portfolio restructuring

Advisory-based, “Niche” Business Model

Greater Revenue Diversification “Diversified Noninterest Revenue” (% of Total Revenue) * Excludes Deposit Fees, Servicing / Securitization Fees, and Gains on Sale Mainland U.S. peer criteria: Assets of $500mm — $12bn, Securities / Assets > 30%, ROA > 0.50%, ROE > 8.0% Financial information represents last-twelve-month performance as of June 30, 2008 [1] Note: Source: SNL Financial

Loan Portfolio Represents 20% of Total Assets $1,033.5 million Loan Portfolio Mortgage Commercial Consumer $171.0 million $25.5 million

Lending Overview · not estate have real by OFG historically for secured Rico losses are ratios mode” Puerto credit “run-off in commercial, loan-to-value in increased largely delinquencies including adequate is in significantly loans, have portfolio of increases into 90%-plus Mortgages Consumer General translated ·

Stable Credit Metrics NCOs / Average Loans (%) Reserves / Loans (%) Oriental Financial Group Puerto Rico Peers SNL Financial Source:

Loan Delinquency Rate Holding Steady 30-Day Delinquency Rate

Strong Underwriting for Mortgage Credit Origination Quality Portfolio Quality

New Treasury / ALCO Strategy Improved Investment Strategy FNMA, FHLMC, GNMA Certificates US Treasury Securities US & PR Government & Agency Obligations Senior Classes of CMOs In-sourced Treasury team Significant turnaround in Net Interest Margin Better matching of securities with fixed rate, longer-term repos Purchasing higher yielding securities for AFSat more favorable spreads as securities in HTM have matured or been repaid Extended duration of repos Material GAP rate shock analysis improvement Highly Rated, Highly Liquid Instruments — - — - Restructured AFS in 4Q06, Wholesale Funding in 4Q06-1Q07 — - — Remain attentive to market opportunities tofurther improve net interest margin — Reduced interest rate volatility — - Improved Net Interest Margin

Changeover in HTM / AFS Investment Portfolios

Isolated and Discernable Pockets of Investment Risk $4.6 billion Investment Portfolio 0 100% 85.0 0.0% 5.4% 13.9% 14.4% 6.2% 15.6% 16.1% 75% 0 63         . 7 0.0% 5.8% 14.8% 15.3% 6.5% 16.5% 16.9% 50% 0 42.5 0.0% 6.1% 15.6% 16.1% 6.8% 17.3% 17.8% 25% 0 21.2 0.0% 6.4% 16.4% 16.9% 7.2% 18.1% 18.6% % of Potential OTTI Realized: 0% 0 0.0% 6.8% 17.3% 17.8% 7.5% 18.9% 19.4%
millions OTTI, Pre-tax: Leverage Ratio Tier 1 Ratio Total Capital Ratio Leverage Ratio Tier 1 Ratio Total Capital Ratio
$ Standalone: Pro Forma: Amortized cost and mark-to-market information as of August 31, 2008; financial information used in capital ratio calculations as of June 30, 2008 Company Estimates, Company Reports Note: Source:

Platform for Capitalizing on Local Market Turmoil
capital Several banks under regulatory order Most banks are capital constrained Credit issues are the main focus, not growth The Puerto Rican financial market is in disarray — - — OFG is best positioned to benefit from the disarray upon raising Capital Regulatory, Strategic or Constraint? No Yes Yes Yes Yes Yes Yes Yes ) $ EPS ( 1.19 NA NA (0.16) 0.42 0.50 0.52 (0.32) ROCE (%) 20.6 NA NA (3.3) 7.1 10.5 8.7 (5.2) Six-Months Ended June 30, 2008 ROA (%) 1.01 NA NA (0.20) 0.61 0.74 0.53 (0.01) Bank Oriental Financial R & G Financial W Holding Co. EuroBancshares Popular First BanCorp. Santander Doral Financial SEC Filings, SNL Financial and Bloomberg Source:

Price / 2009E Earnings
Compelling Entry Valuation Price / Tangible Book Value [1] Pro Forma 1.85x 2.02x OFG 2.63x 15.1x 8.1x OFG 2 2 Mainland U.S. Peers Mainland U.S. Peers 210.4% 2009E PEG Ratio 8.0% Long-Term EPS Growth Rate 16.0% 50.7% OFG 2 2 OFG Mainland U.S. Peers Mainland U.S. Peers 30%, ROA > 0.50%, and ROE > 8.0% > Pro forma for $50 million common equity offering at market Mainland U.S. Peers include institutions with assets of $500 million to $12 billion, securities / assets Based on OFG closing price of $19.19 on September 25, 2008 SNL Financial, FactSet Research Systems [1] [2] Note: Source:

Strategic Goals and Accomplishments for 2008 Investment · Remain attentive to market opportunities to further improve NIM Securities · Remove mark-to-market overhang Financial · Continued success in the delivery of integrated financial Services services · Expanded distribution of capabilities through -Exclusive relationship in PR with Primerica Mortgage — Increased market penetration in the West and South -Strengthening relationships with realtors -Wholesale mortgage purchases Commercial · New cash management products Lending · Exclusive relationship in PR with Sage POS solutions · State of the art technological infrastructure Operating — Metavante for banking services Efficiencies — Fidelity’s National Financial Services for wealth management — S1 Corporation for customer internet access

Five-Year Financial Targets Goal Recent Performance • 2Q08 = 0.95% • 1Q08 = 1.06% ROA of 1% • 2007 = 0.76% • 2006 = (0.11%) • 2Q08 = 20.65% • 1Q08 = 20.63% ROE of 15% • 2007 = 13.52% • 2006 = (3.59%) • 2Q08 = 37% Non-Interest income cover 60% • 1Q08 = 50% of non-interest expenses • 2007 = 41% · 2006 = 49%

Conclusion — Investment Thesis business model Advisory-based, “niche” Relatively strong credit outlook Cautious and calculated investment focus Optimal platform for capitalizing on Puerto Rican market turmoil Attractive entry valuation and strong growth trajectory Focus on wealth management and small business banking Enables customer retention Drives revenue diversification Result of conservative lending practices Strong level of reserve coverage based on portfolio risk profile New management in Treasury function with long-term experience New ALCO / Treasury strategy Reduced interest rate risk Isolated and discernable pockets of risk Seasoned, conservative leadership throughout senior ranks One of the only local banks in a position to focus on small, profitable transactions Excellent opportunity to benefit from local market disruption by taking market share Very attractive value based on near-term growth potential

Appendix — Key Metrics Net Interest Margin (%) Efficiency Ratio (%) Assets Under Management ($M)

Appendix — Regulatory Capital